Exhibit 10.3

JPMORGAN CHASE BANK, N.A.
383 Madison Avenue
New York, New York 10179

October 23, 2015

International Business Machines Corporation

One New Orchard Road

Armonk, New York 10504

Attention:  Sarah Asad

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement, dated as of November 10, 2011 (as amended or modified from time to time, the “Credit Agreement”) among International Business Machines Corporation., a New York corporation (“IBM”), each Subsidiary Borrower (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and the other agents named therein and (ii) the Extension Request, dated as of September 23, 2015 (the “Extension Request”), delivered by IBM to the Administrative Agent pursuant to Section 2.21(a) of the Credit Agreement.  Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

We hereby confirm that, prior to the Extension Request Deadline specified in the Extension Request, we have received executed consents to the extension of the Termination Date requested in the Extension Request from each of the Lenders listed on Schedule 1 hereto extending the Termination Date with respect to the Revolving Credit Commitments of such consenting Lenders to November 10, 2020.

Very truly yours,

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Donatus O. Anusionwu
Name:	Donatus O. Anusionwu
Title:	Vice President

Schedule 1

JPMorgan Chase Bank, N.A.
Barclays Bank PLC
BNP Paribas
Citibank, N.A.
Mitsubishi UFJ Trust and Banking Corporation, New York Branch
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Deutsche Bank AG New York Branch
HSBC Bank N.A.
Mizuho Corporate Bank, Ltd.
Royal Bank of Canada
Wells Fargo Bank National Association
Bank of America, N.A.
Banco Santander
Credit Suisse, Cayman Islands Branch
Goldman Sachs Bank USA
Intesa Sanpaolo S.p.A., New York Branch
Societe Generale
UniCredit Bank AG, New York Branch
U.S. Bank National Association
Bank of China, New York Branch
ING Bank N.V., Dublin Branch
PNC Bank, National Association
Standard Chartered Bank
Sumitomo Mitsui Banking Corporation
Toronto Dominion (New York) LLC
Australia and New Zealand Banking Group Limited
Banco Bilbao Vizcaya Argentaria, S.A.
The Bank of New York Mellon
CIBC Inc.
Danske Bank A/S
Industrial and Commercial Bank of China Limited New York Branch
Lloyds TSB Bank plc
The Northern Trust Company
RB International Finance (USA) LLC
State Street Bank and Trust Company
Westpac Banking Corp.